UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                 Information Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Section 240.14a-12


                        AMERICAN SOUTHWEST HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration No.:
(3)  Filing Party:
(4)  Date Filed:


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                        AMERICAN SOUTHWEST HOLDINGS, INC.
                              4225 N. Brown Avenue
                            Scottsdale, AZ 85251-3913
                               Fax (480) 945-7717

                                    NOTICE OF
                   SPECIAL MEETING OF SHAREHOLDERS TO BE HELD
                                 MARCH 28, 2005


To the Shareholders of American Southwest Holdings, Inc.:

         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of American Southwest Holdings, Inc., a Delaware corporation (the "Company"), will be held at the Marriot Suites hotel at 7325 E. 3rd Avenue, Scottsdale, Arizona 85251 on the 28th day of March, 2005, at 9:00 a.m. local time, for the following purposes:

         To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the corporation from 100,000,000 shares to 300,000,000 shares.

         The Board of Directors has fixed the close of business on March 1, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) or postponement(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Special Meeting. Shares can be voted at the Special Meeting only if the holder is present in person or represented by proxy. A list of shareholders entitled to vote at the Special Meeting will be available for examination at the offices of the Company for ten (10) days prior to the Special Meeting.

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, HOWEVER, YOU ARE URGED TO MARK, SIGN, DATE, AND MAIL OR FAX THE ENCLOSED FORM OF PROXY PROMPTLY SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE MEETING. Mailing or faxing your completed proxy will not prevent you from later revoking that proxy and voting in person at the meeting. If you want to vote at the meeting but your shares are held by an intermediary, such as a broker or bank, you will need to obtain proof of ownership as of March 1, 2005 from the intermediary.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      Alan Doyle, President
                                      Sydney 2000, Australia
                                      March 4, 2005

                        AMERICAN SOUTHWEST HOLDINGS, INC.
                              4225 N. Brown Avenue
                         Scottsdale, Arizona 85251-3913
                               FAX (480) 945-7717

                                 PROXY STATEMENT
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 28, 2005


          The accompanying proxy is solicited by the Board of Directors on behalf of American Southwest Holdings, Inc., a Delaware corporation (the "Company"), to be voted at the Special Meeting of Shareholders of the Company (the "Special Meeting") to be held on March 28, 2005 at the time and place and for the purpose set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice") and at any adjournment(s) or postponement(s) thereof.

         The executive offices of the Company are located at Level 30, 20 Bond Street, Sydney 2000, Australia, fax 61 2 9239 6061 and the address of the
Company in the United States is 4225 N. Brown Avenue, Scottsdale, Arizona 85251-3913, fax (480) 945-7717.

         This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about March 4, 2005.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

RECORD DATE; OUTSTANDING SHARES

         The record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting was the close of business on March 1, 2005 (the "Record Date"). On the Record Date, there were 83,350,806 shares of common stock, $.001 par value (the "Common Stock"), issued and outstanding, and entitled to vote.

VOTING RIGHTS

         Each shareholder of Common Stock is entitled to one vote per share on all matters to be acted upon at the Special Meeting and neither the Company's Certificate of Incorporation nor its Bylaws allow for cumulative voting rights.

QUORUM AND APPROVAL REQUIREMENTS

         The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Any proxy that is properly completed will be counted for the purposes of determining if a quorum is present, even if the stockholder abstains from voting or an intermediary or broker who is entitled to vote for the beneficial owner abstains from voting (a "broker non-vote").

         If a quorum is not present or represented at the Special Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

         The affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the Proposal set forth in the Notice.

         Abstentions and broker non-votes will be counted for purposes of determining a quorum, and will be counted as a vote "against" the Proposal for purposes of determining whether the Proposal has received the necessary number of votes for approval.

VOTING OF PROXIES

         When proxies in the accompanying form are properly executed and received by mail or facsimile, the shares represented thereby will be voted at the annual meeting in accordance with the directions noted thereon. If no direction is indicated, such shares will be voted in favor of the other Proposals set forth in the Notice.

         The Company's Australian facsimile number is 61 2 9239 6061 and the Company's U.S. facsimile number is (480) 945-7717. All facsimile proxies must be received in the Company office on or before 9:00 AM, March 28, 2005 local time and date.

         The Board of Directors knows of no other business which will be presented at the Special Meeting for a vote other than the matter set forth in the Notice and has no information that others will present any matters for vote. Any additional business to properly come before the meeting will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such recommendation, in accordance with the judgment of the person voting the proxy.

VOTING INTENTIONS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         To be ratified by the shareholders, the Proposal, as set forth in the Notice, requires the affirmative vote of a majority of the Company's outstanding voting securities present after quorum. The Company's directors and officers have advised the Company that they will vote the 3,018,001 shares owned or controlled by them FOR the Proposal. These shares represent 3.6% of the outstanding Common Stock of the Company.

REVOCABILITY OF PROXIES

         Shareholders can revoke their proxies at any time before they are voted by notifying Alan Doyle, President, in writing, at either of the following Company addresses: Level 30, 20 Bond Street, Sydney 2000, Australia; or 4225 N. Brown Avenue, Scottsdale, Arizona, USA 85251. Shareholders can also revoke their proxies by submitting a subsequent proxy bearing a later date to Mr. Doyle or by attending the Special Meeting in person and notifying the inspector of election of their presence and the revocation of their proxy. Attending the meeting will not, by itself, revoke a proxy. No such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Special Meeting.

SOLICITATION OF PROXIES

         The Company will bear the entire cost of solicitation of proxies. Copies of solicitation materials will be sent to shareholders as well as to intermediaries, such as banks and brokers, that hold shares for the beneficial owners of the shares. Those intermediaries will then be requested to forward the solicitation materials to the beneficial owners. The Company may reimburse the intermediaries for the costs of forwarding solicitation materials to the beneficial owners. In addition to this solicitation by mail, officers, regular employees and directors of the Company may also solicit proxies either by telephone, facsimile, electronic mail, telegraph or through personal contact. Such officers, employees and directors will not be additionally compensated, but will be reimbursed for out-of-pocket expenses.

INSPECTOR OF ELECTION

         All votes at the Special Meeting will be counted by the inspector of election appointed by the Board of Directors. The inspector of election will separately tabulate affirmative and negative votes.

HOUSEHOLDING OF PROXY MATERIALS

         The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially means extra convenience for shareholders and cost savings for companies.

         It is anticipated that a number of brokers with account holders who are Company shareholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker, or direct your written request to Alan Doyle, President, American Southwest Holdings, Inc. at either Company address. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

RECOMMENDATIONS

         The Board of Directors of the Company unanimously recommends that you vote FOR the Proposal.


           SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

         The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 3, 2005 by (i) all those known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the Company's directors, (iii) each of the Company's officers, and (iv) all of the Company's directors and executive officers as a group.

                                            AMOUNT OF
NAME OF BENEFICIAL OWNER               BENEFICIAL OWNERSHIP     PERCENT OF CLASS

Alan Doyle, President and Director     3,018,001 shares (1)           3.6%
Peter Holsworth, Director                      0 shares               0.0%

All officers and directors
as a group (2 people)                  3,018,001 shares               3.6%
----------------------

         (1) This number does not include warrants to purchase 15,000,000 shares at $.04 per share through December 31, 2007. In the event Mr. Doyle should exercise all or some of these warrants prior to March 1, 2005, he would be able to vote the shares underlying these warrants at the Special Meeting. The Company does not anticipate Mr. Doyle will exercise any of these warrants before March 1, 2005.

                                    PROPOSAL

                   INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                       COMMON STOCK TO 300,000,000 SHARES

         The shareholders of the Company will be asked to approve an amendment to our Certificate of Incorporation to increase the number of shares of authorized Common Stock from 100,000,000 shares to 300,000,000 shares (the "Share Increase"). There are currently 83,350,806 shares of Common Stock outstanding.

         The Company's Certificate is being amended to provide additional Common Stock shares that may be required to obtain future working capital. The Company will need to raise approximately $5,000,000 to continue exploration and commence a feasibility study. The Company presently anticipates this capitalization may require the issuance of 100,000,000 or more Common Stock shares. Also the Company may have opportunities to acquire additional mining properties or mining companies in the future with its Common Stock shares. At this time the Company has not reached any agreement or arrangement with respect to any future capitalization or acquisition.

         The effect of the amendment is to increase the Company's authorized but unissued Common Stock shares. The Company will have 83,350,806 Common Stock shares issued and outstanding with an additional 216,649,194 authorized and unissued Common Stock shares after the Share Increase becomes effective.

         The above described changes to the Company's Certificate of Incorporation is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instrument or the Company's Certificate of Incorporation or Bylaws in effect on the date of this Proxy Statement. However, Company shareholders should note that the availability of additional authorized and unissued shares of Common Stock could make any attempt to gain control of the Company or its Board of Directors more difficult or time consuming and that the availability of the additional authorized and unissued shares might make it more difficult to remove the Company's management. Although the Company's Board currently has no intentions of doing so, shares of Common Stock could be issued by the Board to dilute the percentage of common stock owned by a significant shareholder and increase the cost, or the number, of voting shares necessary to acquire control of the Board or to meet voting requirements imposed by Delaware law with respect to a merger or other business combination involving the Company. The Company's management is not presently aware of any specific efforts to accumulate Company stock.

         The affirmative vote of a majority of the votes cast on this Proposal at the Special Meeting is required for the ratification and approval of the increase in authorized Common Stock to 300,000,000 shares.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCREASE IN THE AUTHORIZED COMMON STOCK OF THE COMPANY TO 300,000,000 SHARES.

                          PROXY       PROXY       PROXY

         The undersigned hereby appoints Alan Doyle as Proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote as designated below, all of the shares of American Southwest Holdings, Inc. (the "Company") held by the undersigned on March 1, 2005, at the Special Meeting of Shareholders to be held on March 28, 2005 or any adjournment thereof.

PROPOSAL: INCREASE IN AUTHORIZED COMMON STOCK SHARES

     To approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the corporation from 100,000,000 shares to 300,000,000 shares.

                    FOR ______ AGAINST ______ ABSTAIN ______


         In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

         This Proxy when properly executed and marked will be voted in the manner directed herein. If no direction is marked and this Proxy is executed, this Proxy will be voted "FOR" the Proposals.

         Dated: March ___, 2005
                                        ----------------------------------------
                                        Print Name


                                        ----------------------------------------
                                        Signature


                                        ----------------------------------------
                                        Print Name, If Held Jointly


                                        ----------------------------------------
                                        Signature, If Held Jointly